UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2025

Fold Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11201 North Tatum Blvd., Suite 300, Unit 42035 Phoenix, Arizona	85028
(Address of principal executive offices)	(Zip Code)

(866) 365-3277

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	FLD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FLDDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission to amend the Current Report on Form 8-K filed by Fold Holdings, Inc. (the “Company”) on May 5, 2025 (the “Original Form 8-K”) to amend and supplement the disclosure under Item 5.02 of the Original Form 8-K regarding the grant of restricted stock units to Matt McManus covering shares of the Company’s common stock under the Company’s 2025 Incentive Award Plan. This Amendment No. 1 continues to speak as of the date of the Original Form 8-K, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2025, the Compensation Committee of the Company approved an award to Mr. McManus of 108,808 restricted stock units (under the Company’s 2025 Incentive Award Plan) in connection with the appointment of Mr. McManus as the Company’s Chief Operating Officer. As previously disclosed in the Original Form 8-K, it is expected that Mr. McManus will receive an annual base salary of $360,000 plus the ability to earn a bonus of up to 50% of such base salary per year, in each case less applicable withholdings and deductions; however, the Compensation Committee of the Company’s Board of Directors has not yet finalized such terms of Mr. McManus’s compensation package. The Company will file a further amendment to this Current Report on Form 8-K disclosing the material compensation terms once they have been finalized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOLD HOLDINGS, INC.

	By:	/s/ Will Reeves
		Name:	Will Reeves
		Title:	Chief Executive Officer

Dated: May 22, 2025